UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2017

Tallgrass Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35917	46-1972941
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas		66211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2017, Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Partnership”), Tallgrass Development, LP, a Delaware limited partnership (“Tallgrass Development”), and Rockies Express Holdings, LLC, a Delaware limited liability company and indirect wholly-owned subsidiary of Tallgrass Development (“Tallgrass Holdco”), entered into a definitive Purchase and Sale Agreement (the “Purchase Agreement”), pursuant to which the Partnership acquired a 24.99% membership interest (the “Subject Interest”) in Rockies Express Pipeline LLC, a Delaware limited liability company (“REX”). REX owns the Rockies Express Pipeline, a FERC-regulated natural gas pipeline system extending from Opal, Wyoming and Meeker, Colorado to Clarington, Ohio.

Effective as of March 31, 2017, and subject to the terms and conditions of the Purchase Agreement, Tallgrass Holdco assigned the Subject Interest to an indirect wholly-owned subsidiary of the Partnership in exchange for total consideration from the Partnership of $400 million in cash. The Purchase Agreement contains customary representations and warranties, indemnification obligations and covenants by the parties, and a copy of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Prior to the acquisition of the Subject Interest (the “Transaction”), the Partnership held a 25% membership interest in REX, which it acquired in May 2016. Additionally, the Partnership manages the daily operations of the Rockies Express Pipeline through its wholly-owned subsidiary, Tallgrass NatGas Operator, LLC, which it acquired in January 2017.

The Partnership funded the cash consideration payable in connection with the closing of the Transaction from available capacity under its existing Credit Agreement dated as of May 17, 2013 with Barclays Bank PLC, as administrative agent, and a syndicate of lenders (as amended, modified, supplemented or waived to the date hereof, the “Credit Agreement”). After giving effect to these borrowings, the Partnership had $1.567 billion in revolving loans outstanding under the Credit Agreement and additional borrowing capacity of $183 million as of the close of business on March 31, 2017.

Tallgrass MLP GP, LLC, a Delaware limited liability company (“Tallgrass GP”), serves as the general partner of the Partnership. The Conflicts Committee of the Board of Directors of Tallgrass GP recommended approval of the Transaction to the Board of Directors, which then approved the Transaction. The Conflicts Committee, which is composed entirely of independent directors, retained independent legal and financial advisors to assist in evaluating and negotiating the Transaction.

The Purchase Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Purchase Agreement. They are not intended to provide any other factual information about the Partnership, Tallgrass Development or Tallgrass Holdco or their respective subsidiaries or affiliates or equity holders. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Partnership, Tallgrass Development, Tallgrass Holdco or their respective subsidiaries, affiliates, businesses or equity holders as of the date they were made or at any other time.

The above description does not purport to be a complete description of the Purchase Agreement and is qualified in its entirety by the contents of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided above under Item 1.01 is incorporated into this Item 2.01 by reference.

Item 7.01.	Regulation FD Disclosure.

On April 3, 2017, the Partnership issued a press release announcing the Transaction. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

In addition, on April 3, 2017, management’s discussion and analysis of financial condition and results of operations for REX is being posted to the Tallgrass Energy website. Unitholders of the Partnership, shareholders of Tallgrass Energy GP, LP and other interested parties are invited to view those materials under the “Webcasts & Presentations” section of the Partnership’s investor relations page at www.tallgrassenergy.com.

In accordance with General Instruction B.2 to Form 8-K, the information provided in this Item 7.01 and attached to this Current Report on Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

The following financial statements, pro forma financial information and exhibits are being filed in connection with the Transaction:

(a)    Financial Statements of Rockies Express Pipeline LLC

Audited Financial Statements as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015, and 2014, including the notes related thereto, are incorporated into this Item 9.01(a) by reference to Item 15 of the Partnership’s Annual Report on Form 10-K filed on February 15, 2017.

(b)    Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial statements of the Partnership as of and for the year ended December 31, 2016, and the notes related thereto, are filed with this Form 8-K as Exhibit 99.2 and incorporated into this Item 9.01(b) by reference.

(d)    Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Purchase and Sale Agreement, dated March 31, 2017, by and among Tallgrass Energy Partners, LP, Rockies Express Holdings, LLC and Tallgrass Development, LP.

99.1	Press release issued by Tallgrass Energy Partners, LP.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Tallgrass Energy Partners, LP as of and for the year ended December 31, 2016, including the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY PARTNERS, LP

	By:	Tallgrass MLP GP, LLC
its General Partner

Date: April 3, 2017	By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Purchase and Sale Agreement, dated March 31, 2017, by and among Tallgrass Energy Partners, LP, Rockies Express Holdings, LLC and Tallgrass Development, LP.

99.1	Press release issued by Tallgrass Energy Partners, LP.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Tallgrass Energy Partners, LP as of and for the year ended December 31, 2016, including the notes related thereto.